UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2015

Date of reporting period: May 31, 2015

Item 1. Reports to Stockholders.

Annual Report

May 31, 2015

Schooner Fund

Class A
(SCNAX)

Class I
(SCNIX)

Schooner Hedged Alternative Income Fund

Institutional Class
(SHAIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTERS TO SHAREHOLDERS	3

EXPENSE EXAMPLE	9

INVESTMENT HIGHLIGHTS	11

SCHEDULE OF INVESTMENTS	17

SCHEDULE OF WRITTEN OPTIONS	30

STATEMENTS OF ASSETS AND LIABILITIES	38

STATEMENTS OF OPERATIONS	40

STATEMENTS OF CHANGES IN NET ASSETS	41

FINANCIAL HIGHLIGHTS	44

NOTES TO FINANCIAL STATEMENTS	48

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	61

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT	62

NOTICE OF PRIVACY POLICY & PRACTICES	65

ADDITIONAL INFORMATION	66

Schooner Fund (SCNAX/SCNIX)
Annual Shareholder Letter

Dear Fellow Shareholders,

Our main focus in managing the Schooner Fund (the “Fund”) is to identify the most efficient hedging tactics given the pricing available in the options market. To accomplish this goal, we believe that stringent risk management is essential. For the Fund, risk management means taking on as much equity market exposure as possible, without sacrificing our core downside protection mandate. It also means maintaining a disciplined investment process throughout various performance environments. As we evaluate the opportunity set within the options market, the question we want to answer is, “What will provide the Fund with the greatest downside protection for the cost?”  Throughout the past two years, the Fund has utilized index SPDR S&P 500 ETF Trust (SPY) puts as the hedging mechanism of choice, with little use of covered calls within the portfolio. This contrasts dramatically to our portfolio positioning three to five years ago, when the Fund had up to 97% covered calls. Our primary reasoning for this long put positioning has been the consistently low pricing level of these options. Our goal is to hedge the portfolio and use what we believe to be the most price-efficient hedges available.

Since inception, we have been pleased with the overall performance of the Fund and believe it continues to offer a compelling upside/downside story, as illustrated by the bull/bear beta statistics available on Morningstar.  Despite the fact that the risk/reward profile of the Fund over the last year has been very compelling, there is no question that Fund performance over this period has lagged our long-term track record and expectations.  The reason for the lackluster performance has been the absolute lack of any real realized volatility, up or down.

The pricing level that we pay as buyers of index puts is dependent on the market consensus of how volatile equity markets will be in the future. If the market consensus is that equities will be highly volatile going forward, it costs more to hedge. If that consensus is that equities will be less volatile, hedging costs are cheaper. This market consensus is the implied volatility level. However, actual market volatility (realized volatility) has been consistently lower than these consensus expectations.  Although index option implied volatility has been “cheap,” relatively and historically, using these puts as a hedging mechanism involves a negative carry “cost” (the Fund pays option premium) and at times this can become a difficult emotional position to maintain.  The two questions for carry positions are: (1) if you are paying, are you paying too much?; and (2) if you are collecting, are you getting paid enough for the risk you are taking? With respect to the Fund, we don’t believe we are paying too much, but the market movements have given little opportunity to prove this. Realized volatility continues to be stubbornly muted and has been the key detractor of returns, which has led to our overall performance being below our expectations.  Below is a more detailed explanation of this implied versus realized volatility dynamic.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is the most commonly reported measure of implied market volatility. According to the CBOE, VIX “is a key measure of market expectation of near-term volatility conveyed by S&P 500 stock index option prices.” This implied volatility measure can be useful for evaluating what future fluctuations in the S&P 500 may look like. For the last two and a half years (2013-present), the VIX average has been 14.37%. This is well below the long-term average of 20%. This low VIX average indicates that the market consensus over the last couple of years has been that equities will be less volatile going forward than in the past.  Equity option prices have therefore been suppressed because it costs less to hedge less volatile markets. This low implied volatility level is one of the main reasons the Fund has favored a long put position through this time period.  However, average realized market volatility for the same period (2013-present) has been 11.44%, well below the implied volatility level.  The unprecedented low level of realized market volatility over the past couple of years is further illustrated by the following statistics. Since the beginning of 2013, there have been only seven trading days where the market dropped by more than 2%.  The last time the S&P 500 had a daily drop greater than 3% was November 9, 2011.  Even with respect to the upside, daily market movements have been subdued. The largest up day for this two and a half year period was 2.54%. Equities have continued to rise to higher and higher levels at a very steady pace.

In our view, the market environment since 2009 has fostered a mentality and behavior that is hazardous on many levels. Persistent central bank intervention, coupled with a unidirectional and low volatility bull market, has lulled investors into a state of complacency and led to an undervalued appreciation of risk management. This low volatility and undervaluation of risk management contributes to the implied versus realized pricing dynamic described above. However, going forward we believe this could prove very beneficial to those investors who continue to prepare for and hedge against increased equity market volatility and downside risk exposure.

Like you, we enjoy short-term results. We also understand that long-term success and superior risk-adjusted performance is driven by process, not emotion. At Schooner Investment Group, LLC, we stick to our disciplined process and time-tested methodologies in implementing the Fund’s investment strategy. We continue to monitor the markets and seek to identify and create the most efficiently hedged portfolio given the current pricing environment. As pricing changes, we change our hedging techniques. We are never married to a position; we simply try to remain agnostic and identify the cheapest part of the curve to hedge and the best instruments to use to hedge. If these dynamics or pricing conditions change, these hedges will no longer be the most efficient, and we will adjust the portfolio accordingly. We are confident in our approach and believe that over a longer time horizon the Fund has the potential to behave in a manner that meets our expectations.

We continue to believe volatility is inexpensive and that puts are the best primary hedging mechanism in this environment. The Fund is between 45% and 60% net long while maintaining a robust notional coverage on our hedge (generally 2+ times the assets of the Fund).  We expect to maintain a net long exposure with a robust hedge that seeks to provide asymmetry of returns and to safeguard against a true crash.

Sincerely,

Greg Levinson and Tony Fusco
Portfolio Managers

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Below investment grade bonds are subject to greater loss of income and principal. The Fund may also use options and futures contracts, which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Covered calls may limit the upside potential of a security and puts may obligate the purchase of a security in unfavorable market conditions.

Opinions expressed in this letter are those of Schooner Investment Group, LLC (the “Advisor”), are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Bull/Bear beta is a relative measure of the sensitivity of a fund’s return to positive/negative changes in the benchmark return.  The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.  The SPDR S&P ETF (SPY) is an exchange traded fund that, before expenses, generally corresponds to the price and yield performance of the S&P 500 Index.

Options are not suitable for all investors and supporting documentation for any claims will be supplied upon request. An options disclosure document can be obtained by visiting The Options Clearing Corporation’s website at www.optionsclearing.com. Please read it carefully before investing.

The Schooner Fund is distributed by Quasar Distributors, LLC.

Schooner Hedged Alternative Income Fund (SHAIX)
Annual Shareholder Letter

Dear Fellow Shareholders,

Overview

The Schooner Hedged Alternative Income Fund (the “Fund”) was officially launched in November 2014.  As its name suggests, the Fund is a mutual fund that attempts to generate income and cash flow for investors in an alternative way to traditional fixed income, while hedging its downside market exposure.  The Fund generates alternative income and cash flow through the sale of a diversified basket of far out-of-the-money single name put options, and hedges by buying near-the-money index put options.  With the addition of the Fund, Schooner Investment Group, LLC (the “Advisor”) now has option based strategies for two core investor needs, risk-mitigated equity exposure and now, risk-mitigated cash flow.

Strategy Description

For decades, sophisticated investors have been opportunistically selling far out-of-the-money single name puts as a way to generate potential cash flow.  From the founding of the Advisor, we’ve had an interest in developing a hedged version of a single name put writing strategy.  In 2013, after assessing that the liquidity and market structure of the mid-cap equity option universe had evolved to acceptable levels, we began incubating the Fund’s strategy and adding the necessary staff and resources to properly manage a second fund.

While a generic put selling strategy has natural edge given the generally expensive nature of far out-of-the-money puts, it leaves the put seller vulnerable to a number of risks, most notably selection and concentration risk, as well as the ever present general market decline/crash risk.  The Fund was constructed with the goal of minimizing these inherent risks.  The Fund systematically sells a highly diversified basket of single name far out-of-the-money puts for income, while simultaneously purchasing cheaper, near-the-money index puts with the goal of hedging against systemic market risk. The cash flow generated from the sales can greatly outweigh the cost to hedge. These cash flows have the added benefit of having no interest rate, credit, or duration risk and are non-correlated to equity market movements. The portfolio is continuously rebalanced, rolling up and down strikes to manage risk.  This positioning seeks to keep the Fund equity market neutral.  Additionally, the Fund intends to make fixed, 1%, monthly distributions to disburse cash flow as well as mitigate any tax-related issues resulting from a lumpy distribution at year end.

Performance

We believe the Fund has performed very well since inception (November 28, 2014), somewhat exceeding our expectations due to certain tail winds.  The first of these involves an outperformance of the stocks underlying the portfolio of sold single-name puts relative to the S&P 500 index  (what we term “positive idiosyncratic performance”).  The Fund performed strongly, as the stocks underlying our sold puts tend to be mid-cap sized, growth-oriented companies, which outperformed the broad market over the period.  Secondly, volatility pricing was favorable during most of the period, with index put implied volatility priced relatively low and single name put implied volatility priced relatively high.  Being able to sell puts at high implied volatilities increased both the amount of premium we were able to take in and the daily amount of decay of those puts.  This decay is a significant component of the total return of the Fund, since it represents a gradual decrease in the value of our sold puts.  Likewise, being able to buy index puts at cheap prices and dynamically roll these positions has reduced our hedging cost, and given an additional boost to performance.  In addition to the strong absolute performance, the Fund displayed evidence of its ability to produce returns uncorrelated to the market, generating small positive returns on days in which the market had large down moves.  To illustrate this point, year-to-date, the S&P 500 has had 11 days on which it returned -1% or worse.  On those days, the Fund returned an average of +0.12%.

Outlook

As of the end of the period, the average implied volatility in our sold single name puts was 51%, lower than it had been during most of the period.  As such, the static yield of the daily net decay of the portfolio is toward the lower end of our expected range.  However, realized decay is only one component of Fund return.  As the Fund has exhibited on the limited number of “volatile” (i.e. large negative) days since inception we believe it has great potential to perform well, particularly in a market crash scenario, due to the robust hedge.  Furthermore, we believe the index puts that hedge the portfolio may increase in value much faster than the portfolio of sold single name puts because the index puts are so much closer to the money.  With recent subpar performance of traditional fixed income and the continued presence of significant downside risk in the asset class, we believe the Fund presents an attractive alternative means to generating cash flow for investor portfolios.  We are very excited about the Fund and look forward to serving our shareholders.  Thank you for your ongoing trust and confidence.

Sincerely,

Greg Levinson, Tony Fusco, and Morgan Avitabile
Portfolio Managers

A portion of the payment you receive each month could be a return of capital. AS SUCH, THE MONEY YOU INVEST COULD BE RETURNED TO YOU TO HELP SATISFY THAT MONTH’S PAYOUT REQUIREMENT. It is also possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under its managed-distribution policy.

Mutual fund investing involves risk; principal loss is possible. The Fund is non-diversified, which means that a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Investments in options and other derivative instruments may be more volatile than direct investments in the underlying securities, may involve additional costs and may involve a small initial investment relative to the risk assumed. The Fund’s investments in options could include the loss of the entire premium and the value of the underlying asset.  The Fund’s investments in derivatives could create exposure greater than the value of securities in the Fund’s portfolio. Derivatives investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested. Small-, mid- and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities tend to be more volatile  and less liquid than the securities of larger, more established companies.  The value of put options on exchange traded funds (“ETFs”) sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its net asset value or an active trading market for its shares may not develop or be maintained. Trading of an ETF’s shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF’s shares.  There can be no assurance that the Fund will grow to or maintain an economically viable size.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit or protect against a loss in a declining market.

An “out of the money” put option has a strike price that is lower than the market price of the underlying asset.  Duration is a measure of the sensitivity of the price of a fixed-income investment to changes in interest rates.  Implied volatility is a concept used in option pricing that represents the expected volatility of the option’s underlying asset over the life of the option.

Distributed by Quasar Distributors, LLC.

SCHOONER FUNDS
Expense Example
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on investments of $1,000 invested at the beginning of the period and held for the entire period (12/1/14 – 5/31/15).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Schooner Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which each Fund invests, in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUNDS
Expense Example (Continued)
(Unaudited)

	Schooner Fund – Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2014	5/31/2015	12/1/2014–5/31/2015(1)
Actual(2)	$1,000.00	$ 961.80	$8.56
Hypothetical(3)	$1,000.00	$1,016.21	$8.80

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $8.46.
(3)	Excluding broker interest and interest expense, you hypothetical cost of investing in the Fund would be $8.70.

	Schooner Fund – Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2014	5/31/2015	12/1/2014–5/31/2015(1)
Actual(2)	$1,000.00	$ 962.80	$7.34
Hypothetical(3)	$1,000.00	$1,017.45	$7.54

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $7.29.
(3)	Excluding broker interest and interest expense, you hypothetical cost of investing in the Fund would be $7.49.

	Schooner Hedged Alternative
	Income Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2014	5/31/2015	12/1/2014–5/31/2015(1)
Actual	$1,000.00	$1,182.00	$8.11
Hypothetical	$1,000.00	$1,017.50	$7.49

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity securities of U.S. companies with large market capitalizations (“large-cap companies”). The Fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a multi-tiered approach, including:

1)	managing an equity portfolio of U.S. large-cap companies;
2)	selling single issuer call options against long equity positions;
3)	selectively purchasing U.S. convertible securities; and
4)	purchasing and/or selling combinations of index related puts and put spreads and calls and call spreads.

The Fund’s allocation of portfolio assets as of May 31, 2015 is shown below.

Allocation of Portfolio Assets
(% of Investments)

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2015(1)

				Since	Since
				Inception	Inception
	1 Year	3 Years	5 Years	(8/29/08)	(6/22/12)
Class A
(with sales charge)	(8.81)%	1.96%	4.15%	4.56%	—
Class A
(without sales charge)	(4.27)%	3.63%	5.17%	5.32%	—
Class I	(4.05)%	—	—	—	3.89%
S&P 500 Index	11.81%	19.67%	16.54%	10.01%	19.31%

(1)
Returns with sales charges reflect the deduction of the current maximum initial sales charge of 4.75% for Class A.  Returns without sales charges do not reflect the current maximum sales charges.  Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Class A
Growth of $10,000 Investment

Class I
Growth of $10,000 Investment

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights
(Unaudited)

The Fund’s primary objective is long term appreciation through the generation of income using strategies that have minimal correlation with traditional fixed income markets.  The Fund seeks to achieve its investment objective by selling (writing) listed put options on domestic equity securities without regard to market capitalization, including common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest in equity securities or that seek to track U.S. equity indices.

The Fund’s allocation of portfolio assets as of May 31, 2015 is shown below.

Allocation of Portfolio Assets
(% of Investments)

Continued

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2015

Since
Inception
(11/28/2014)
Institutional Class Shares	18.20%
Barclays Aggregate Bond Index	1.09%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

One cannot invest directly in an index.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Institutional Class
Growth of $10,000 Investment

SCHOONER FUND

Schedule of Investments

May 31, 2015

	Shares	Value

COMMON STOCKS – 96.28%
Accommodation – 0.21%
Marriott International, Inc. – Class A	4,000	$311,960
Wyndham Worldwide Corp.	2,500	212,275
		524,235

Administrative and Support Services – 0.20%
Baker Hughes, Inc.	7,500	483,450

Air Transportation – 0.50%
American Airlines Group, Inc.	10,000	423,700
Delta Air Lines, Inc.	10,000	429,200
Southwest Airlines Co.	10,000	370,500
		1,223,400

Ambulatory Health Care Services – 0.23%
DaVita HealthCare Partners, Inc. (a)	4,000	335,120
Quest Diagnostics, Inc.	3,000	225,690
		560,810

Apparel Manufacturing – 0.27%
PVH Corp.	1,000	104,640
VF Corp.	8,000	563,440
		668,080

Beverage and Tobacco Product Manufacturing – 3.29%
Altria Group, Inc.	25,000	1,280,000
Brown-Forman Corp. – Class B	2,000	188,540
Coca-Cola Company	57,500	2,355,200
Coca-Cola Enterprises, Inc.	5,000	221,150
Lorillard, Inc.	4,000	289,920
Molson Coors Brewing Co. – Class B	2,500	183,450
PepsiCo, Inc.	17,500	1,687,525
Philip Morris International, Inc.	15,000	1,246,050
Reynolds American, Inc.	7,500	575,625
		8,027,460

Broadcasting (except Internet) – 2.81%
CBS Corp. – Class B	7,000	432,040
Comcast Corp. – Class A	30,000	1,753,800
DIRECTV (a)	7,500	682,800
Discovery Communications, Inc. – Class A (a)	12,500	424,250
Scripps Networks Interactive, Inc. – Class A	3,000	201,030

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Broadcasting (except Internet) – 2.81% (Continued)
Time Warner Cable, Inc.	3,000	$542,670
Viacom, Inc. – Class B	5,000	334,400
Walt Disney Co.	22,500	2,483,325
		6,854,315

Building Material and Garden Equipment and Supplies Dealers – 1.23%
Home Depot, Inc.	17,500	1,949,850
Lowe’s Companies, Inc.	15,000	1,049,700
		2,999,550

Chemical Manufacturing – 11.00%
Abbott Laboratories	22,500	1,093,500
AbbVie, Inc.	22,500	1,498,275
Actavis PLC (a)(b)	5,500	1,687,455
Air Products & Chemicals, Inc.	3,000	440,280
Alexion Pharmaceuticals, Inc. (a)	2,500	409,600
Bristol-Myers Squibb Co.	12,500	807,500
Celgene Corp. (a)	11,000	1,258,840
CF Industries Holdings, Inc.	700	221,116
Colgate-Palmolive Co.	10,000	667,900
Dow Chemical Co.	17,000	885,190
Eastman Chemical Co.	2,000	153,540
Ecolab, Inc.	3,000	343,950
EI du Pont de Nemours & Co.	12,500	887,625
Eli Lilly & Co.	15,000	1,183,500
Gilead Sciences, Inc. (a)	20,000	2,245,400
Johnson & Johnson	35,000	3,504,900
LyondellBasell Industries NV – Class A (b)	7,000	707,700
Mallinckrodt PLC (a)(b)	2,000	258,880
Mead Johnson Nutrition Co.	4,000	389,200
Merck & Co., Inc.	36,000	2,192,040
Monsanto Co.	5,000	584,900
Mosaic Co.	7,500	343,875
Mylan NV (a)(b)	7,000	508,410
Perrigo Co. PLC (b)	2,000	380,600
Pfizer, Inc.	80,000	2,780,000
PPG Industries, Inc.	2,500	572,225
Praxair, Inc.	3,500	430,010
Zoetis, Inc.	8,500	423,045
		26,859,456

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Clothing and Clothing Accessories Stores – 0.51%
Gap, Inc.	10,000	$383,300
Nordstrom, Inc.	3,000	217,920
TJX Companies, Inc.	10,000	643,800
		1,245,020

Computer and Electronic Product Manufacturing – 10.13%
Agilent Technologies, Inc.	5,000	205,950
Amphenol Corp. – Class A	5,000	285,250
Analog Devices, Inc.	5,000	339,800
Apple, Inc.	72,500	9,445,300
Applied Materials, Inc.	20,000	402,600
Avago Technologies Ltd. (b)	3,000	444,210
Cisco Systems, Inc.	65,000	1,905,150
Danaher Corp.	10,000	863,200
EMC Corp.	30,000	790,200
Hewlett-Packard Co.	25,000	835,000
Intel Corp.	62,000	2,136,520
L-3 Communications Holdings, Inc.	2,000	235,620
Micron Technology, Inc. (a)	15,000	418,950
NetApp, Inc.	7,500	250,500
Northrop Grumman Corp.	3,000	477,540
NVIDIA Corp.	10,000	221,300
QUALCOMM, Inc.	20,000	1,393,600
Raytheon Co.	4,000	413,040
Rockwell Automation, Inc.	1,500	184,335
SanDisk Corp.	2,500	170,950
Seagate Technology PLC (b)	5,000	278,200
St. Jude Medical, Inc.	6,000	442,500
Texas Instruments, Inc.	16,000	894,720
Thermo Fisher Scientific, Inc.	6,000	777,780
Tyco International PLC (b)	10,000	403,600
Western Digital Corp.	3,000	292,080
Xilinx, Inc.	5,000	237,100
		24,744,995

Couriers and Messengers – 0.81%
FedEx Corp.	4,000	692,880
United Parcel Service, Inc. – Class B	13,000	1,289,860
		1,982,740

Credit Intermediation and Related Activities – 8.06%
American Express Co.	12,500	996,500
Ameriprise Financial, Inc.	4,000	498,360

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Credit Intermediation and Related Activities – 8.06% (Continued)
Bank of America Corp.	135,000	$2,227,500
Bank of New York Mellon Corp.	15,000	650,400
BB&T Corp.	7,500	296,025
Capital One Financial Corp.	7,500	626,700
Citigroup, Inc.	40,000	2,163,200
Discover Financial Services	5,000	291,350
Fifth Third Bancorp	15,000	303,600
JPMorgan Chase & Co.	47,500	3,124,550
KeyCorp	20,000	291,600
M&T Bank Corp.	3,000	362,640
Northern Trust Corp.	4,800	357,840
PNC Financial Services Group, Inc.	7,500	717,675
Regions Financial Corp.	25,000	252,250
State Street Corp.	5,000	389,650
SunTrust Banks, Inc.	10,000	426,800
Visa, Inc. – Class A	32,000	2,197,760
Wells Fargo & Co.	62,500	3,497,500
		19,671,900

Data Processing, Hosting and Related Services – 0.40%
Automatic Data Processing, Inc.	6,000	513,060
Citrix Systems, Inc. (a)	2,500	162,525
Fidelity National Information Services, Inc.	5,000	313,500
		989,085

Electrical Equipment, Appliance, and Component Manufacturing – 2.15%
AMETEK, Inc.	2,500	134,400
Corning, Inc.	20,000	418,400
Dover Corp.	2,500	188,500
Emerson Electric Co.	10,000	603,100
General Electric Co.	130,000	3,545,100
Whirlpool Corp.	2,000	368,500
		5,258,000

Electronics and Appliance Stores – 0.14%
Best Buy Co., Inc.	10,000	347,000

Fabricated Metal Product Manufacturing – 0.28%
Parker-Hannifin Corp.	3,000	361,290
Pentair PLC (b)	2,000	128,060
Stanley Black & Decker, Inc.	2,000	204,880
		694,230

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Food and Beverage Stores – 0.31%
Kroger Co.	7,500	$546,000
Whole Foods Market, Inc.	5,000	206,200
		752,200

Food Manufacturing – 1.40%
Archer-Daniels-Midland Co.	10,000	528,500
Campbell Soup Co.	5,000	241,700
ConAgra Foods, Inc.	5,000	193,050
General Mills, Inc.	5,000	280,750
Hormel Foods Corp.	5,500	314,710
Kellogg Co.	3,000	188,310
Kraft Foods Group, Inc.	7,500	633,375
Mondelez International, Inc. – Class A	20,000	831,800
Tyson Foods, Inc. – Class A	5,000	212,250
		3,424,445

Food Services and Drinking Places – 1.13%
Chipotle Mexican Grill, Inc. (a)	100	61,552
McDonald’s Corp.	12,500	1,199,125
Starbucks Corp.	20,000	1,039,200
Yum! Brands, Inc.	5,000	450,550
		2,750,427

Furniture and Home Furnishings Stores – 0.07%
Bed Bath & Beyond, Inc. (a)	2,500	178,300

Furniture and Related Product Manufacturing – 0.27%
Johnson Controls, Inc.	12,500	650,250

General Merchandise Stores – 2.23%
Costco Wholesale Corp.	5,000	712,950
Dollar General Corp.	5,000	362,950
Kohl’s Corp.	3,000	196,470
Macy’s, Inc.	5,000	334,750
Target Corp.	10,000	793,200
Wal-Mart Stores, Inc.	41,000	3,045,070
		5,445,390

Health and Personal Care Stores – 1.77%
CVS Health Corp.	15,000	1,535,700
Express Scripts Holdings Co. (a)	9,000	784,260
McKesson Corp.	3,000	711,690

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Health and Personal Care Stores – 1.77% (Continued)
Walgreens Boots Alliance, Inc.	15,000	$1,287,600
		4,319,250

Hospitals – 0.25%
HCA Holdings, Inc. (a)	7,500	613,725

Insurance Carriers and Related Activities – 6.50%
ACE Ltd. (b)	6,000	638,880
Aetna, Inc.	5,000	589,850
Aflac, Inc.	5,000	311,100
Allstate Corp.	7,500	504,900
American International Group, Inc.	20,000	1,172,200
Anthem, Inc.	4,000	671,400
Aon PLC (b)	4,000	404,880
Berkshire Hathaway, Inc. – Class B (a)	32,000	4,576,000
Chubb Corp.	2,500	243,750
Cigna Corp.	4,000	563,320
Hartford Financial Services Group, Inc.	10,000	411,100
Humana, Inc.	2,000	429,300
Lincoln National Corp.	5,000	285,050
Loews Corp.	10,000	401,200
Marsh & McLennan Companies, Inc.	10,000	582,300
MetLife, Inc.	17,500	914,550
Principal Financial Group, Inc.	5,000	258,450
Progressive Corp.	10,000	273,400
Prudential Financial, Inc.	7,500	634,575
Travelers Companies, Inc.	5,000	505,600
UnitedHealth Group, Inc.	12,500	1,502,625
		15,874,430

Leather and Allied Product Manufacturing – 0.52%
NIKE, Inc. – Class B	12,500	1,270,875

Machinery Manufacturing – 1.95%
Cameron International Corp. (a)	5,000	256,650
Caterpillar, Inc.	10,000	853,200
Cummins, Inc.	2,500	338,875
Deere & Co.	5,000	468,400
FMC Technologies, Inc. (a)	5,000	208,950
Ingersoll-Rand PLC (b)	5,000	343,900
Lam Research Corp.	4,000	329,000
National Oilwell Varco, Inc.	10,000	491,900
United Technologies Corp.	12,500	1,464,625
		4,755,500

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Management of Companies and Enterprises – 0.06%
AES Corp.	10,000	$136,000

Merchant Wholesalers, Durable Goods – 0.47%
Delphi Automotive PLC (b)	5,000	434,900
TE Connectivity Ltd. (b)	7,000	483,000
Xerox Corp.	20,000	228,400
		1,146,300

Merchant Wholesalers, Nondurable Goods – 1.53%
Cardinal Health, Inc.	5,000	440,850
Procter & Gamble Co.	34,000	2,665,260
Ralph Lauren Corp.	2,500	326,000
Sysco Corp.	8,000	297,280
		3,729,390

Mining (except Oil and Gas) – 0.15%
Freeport-McMoRan, Inc.	5,000	98,250
Newmont Mining Corp.	10,000	272,400
		370,650

Miscellaneous Manufacturing – 1.77%
3M Co.	8,500	1,352,180
Baxter International, Inc.	10,000	666,100
Becton Dickinson & Co.	3,500	491,785
Boston Scientific Corp. (a)	20,000	365,400
Coach, Inc.	4,000	141,480
Estee Lauder Companies, Inc.	5,000	437,150
Stryker Corp.	6,000	576,780
Zimmer Holdings, Inc.	2,500	285,225
		4,316,100

Miscellaneous Store Retailers – 0.07%
Staples, Inc.	10,000	164,650

Motion Picture and Sound Recording Industries – 0.56%
Netflix, Inc. (a)	500	312,030
Time Warner, Inc.	12,500	1,056,000
		1,368,030

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Nonstore Retailers – 1.34%
Amazon.com, Inc. (a)	5,500	$2,360,765
eBay, Inc. (a)	15,000	920,400
		3,281,165

Oil and Gas Extraction – 1.79%
Anadarko Petroleum Corp.	7,500	627,075
Apache Corp.	5,000	299,200
Chesapeake Energy Corp.	10,000	141,100
Devon Energy Corp.	7,500	489,150
EOG Resources, Inc.	7,500	665,175
Hess Corp.	5,000	337,600
Noble Energy, Inc.	7,500	328,350
Occidental Petroleum Corp.	13,000	1,016,470
Phillips 66	6,000	474,720
		4,378,840

Other Information Services – 3.03%
Facebook, Inc. – Class A (a)	35,000	2,771,650
Google, Inc. – Class A (a)	8,500	4,635,220
		7,406,870

Paper Manufacturing – 0.44%
International Paper Co.	10,000	518,300
Kimberly-Clark Corp.	5,000	544,300
		1,062,600

Petroleum and Coal Products Manufacturing – 3.68%
Chevron Corp.	25,000	2,575,000
Exxon Mobil Corp.	55,000	4,686,000
Marathon Oil Corp.	15,000	407,850
Marathon Petroleum Corp.	5,000	517,300
Murphy Oil Corp.	5,000	217,300
Tesoro Corp.	2,500	221,250
Valero Energy Corp.	6,000	355,440
		8,980,140

Plastics and Rubber Products Manufacturing – 0.33%
Illinois Tool Works, Inc.	6,500	609,895
Newell Rubbermaid, Inc.	5,000	197,650
		807,545

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Primary Metal Manufacturing – 0.20%
Alcoa, Inc.	25,000	$312,500
Nucor Corp.	3,500	165,550
		478,050

Professional, Scientific, and Technical Services – 3.81%
Accenture PLC – Class A (b)	7,500	720,300
Amgen, Inc.	10,500	1,640,730
Biogen, Inc. (a)	2,500	992,475
Cognizant Technology Solutions Corp. – Class A (a)	7,000	453,040
International Business Machines Corp.	12,000	2,035,800
MasterCard, Inc. – Class A	15,000	1,383,900
Nielsen NV (b)	7,500	337,425
Omnicom Group, Inc.	5,000	372,650
Salesforce.com, Inc. (a)	10,000	727,500
Yahoo!, Inc. (a)	15,000	644,025
		9,307,845

Publishing Industries (except Internet) – 4.14%
Adobe Systems, Inc. (a)	7,500	593,175
Autodesk, Inc. (a)	2,500	135,375
CA, Inc.	10,000	304,500
Electronic Arts, Inc. (a)	5,000	313,775
Intuit, Inc.	4,000	416,600
McGraw Hill Financial, Inc.	3,000	311,250
Microsoft Corp.	97,500	4,568,850
Oracle Corp.	55,000	2,391,950
Symantec Corp.	10,000	246,250
Twenty-First Century Fox, Inc. – Class A	25,000	840,000
		10,121,725

Rail Transportation – 0.77%
CSX Corp.	15,000	511,200
Kansas City Southern	2,000	181,000
Norfolk Southern Corp.	3,000	276,000
Union Pacific Corp.	9,000	908,190
		1,876,390

Real Estate – 0.08%
CBRE Group, Inc. – Class A (a)	5,000	191,200

Rental and Leasing Services – 0.05%
United Rentals, Inc. (a)	1,500	133,365

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities – 2.62%
BlackRock, Inc.	2,200	$804,716
Charles Schwab Corp.	20,000	633,000
CME Group, Inc.	4,500	423,900
Franklin Resources, Inc.	10,000	509,100
Goldman Sachs Group, Inc.	6,500	1,340,235
Invesco Ltd. (b)	5,000	199,150
Medtronic PLC (b)	20,000	1,526,400
Morgan Stanley	25,000	955,000
		6,391,501

Support Activities for Mining – 1.35%
ConocoPhillips	16,000	1,018,880
Halliburton Co.	15,000	681,000
Schlumberger Ltd. (b)	17,500	1,588,475
		3,288,355

Support Activities for Transportation – 0.14%
C.H. Robinson Worldwide, Inc.	3,000	185,190
Expedia, Inc.	1,500	160,890
		346,080

Telecommunications – 2.30%
AT&T, Inc.	65,000	2,245,100
CenturyLink, Inc.	12,500	415,500
Level 3 Communications, Inc. (a)	5,000	277,400
Verizon Communications, Inc.	54,000	2,669,760
		5,607,760

Transportation Equipment Manufacturing – 2.94%
Boeing Co.	9,000	1,264,680
BorgWarner, Inc.	2,500	150,375
Eaton Corp. PLC (b)	7,500	536,925
Ford Motor Co.	55,000	834,350
General Dynamics Corp.	5,000	700,800
General Motors Co.	25,000	899,250
Harley-Davidson, Inc.	2,000	106,980
Honeywell International, Inc.	12,000	1,250,400
Lockheed Martin Corp.	4,000	752,800
PACCAR, Inc.	7,000	444,920
Textron, Inc.	5,000	226,100
		7,167,580

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

Utilities – 3.42%
Ameren Corp.	5,000	$201,150
American Electric Power Co., Inc.	7,500	422,175
CenterPoint Energy, Inc.	5,000	101,850
Consolidated Edison, Inc.	5,000	309,200
Dominion Resources, Inc.	7,500	528,900
DTE Energy Co.	4,000	316,920
Duke Energy Corp.	10,000	757,300
Edison International	5,000	304,050
Entergy Corp.	2,500	191,175
EQT Corp.	3,000	255,210
Eversource Energy	2,000	98,500
Exelon Corp.	10,000	338,300
FirstEnergy Corp.	7,000	249,760
Kinder Morgan, Inc.	12,500	518,625
NextEra Energy, Inc.	5,000	511,700
NiSource, Inc.	3,000	141,540
NRG Energy, Inc.	10,000	252,000
PG&E Corp.	9,500	507,965
PPL Corp.	10,000	347,100
Public Service Enterprise Group, Inc.	10,000	426,300
Sempra Energy	5,000	537,350
Southern Co.	10,000	436,900
Spectra Energy Corp.	7,500	263,775
Xcel Energy, Inc.	10,000	340,500
		8,358,245

Waste Management and Remediation Services – 0.20%
Republic Services, Inc.	5,000	201,450
Waste Management, Inc.	6,000	297,900
		499,350

Water Transportation – 0.31%
Carnival Corp. (b)	12,500	579,125
Royal Caribbean Cruises Ltd. (b)	2,500	189,950
		769,075

Wholesale Electronic Markets and Agents and Brokers – 0.11%
Genuine Parts Co.	3,000	271,410
Total Common Stocks (Cost $221,236,226)		235,124,729

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2015

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 0.20%
Host Hotels & Resorts, Inc.	7,500	$149,400
Weyerhaeuser Co.	10,000	325,600
Total Real Estate Investment Trusts (Cost $525,558)		475,000

	Contracts
PURCHASED OPTIONS – 1.02%
Put Options – 1.02%
SPDR S&P 500 ETF
Expiration: June 2015, Exercise Price: $197.00 (a)	9,500	294,500
Expiration: June 2015, Exercise Price: $198.00 (a)	19,500	721,500
Expiration: June 2015, Exercise Price: $200.00 (a)	16,572	1,085,172
Expiration: June 2015, Exercise Price: $207.00 (a)	8,000	392,000
Total Purchased Options (Cost $3,785,310)		2,493,172

Total Investments (Cost $225,547,094) – 97.50%		238,092,901
Other Assets in Excess of Liabilities – 2.50%		6,109,539
TOTAL NET ASSETS – 100.00%		$244,202,440

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:
NV	Naamoloze Vennootschap is the Dutch term for a public limited liability company.
Ltd.	Limited Liability Company.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Investments

May 31, 2015

	Contracts	Value

PURCHASED OPTIONS – 0.23%
Put Options – 0.23%
SPDR S&P 500 ETF Trust
Expiration: June 2015, Exercise Price: $205.00 (a)	1,550	$83,700
Expiration: June 2015, Exercise Price: $206.50 (a)	500	39,000
Total Purchased Options (Cost $151,873)		122,700
Total Investments (Cost $151,873) – 0.23%		122,700
Other Assets in Excess of Liabilities* – 99.77%		52,933,870
TOTAL NET ASSETS – 100.00%		$53,056,570

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.

*	All or a portion of this amount is pledged as collateral for written options. The cash value held as collateral was $3,774,540 at May 31, 2015. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options

May 31, 2015

	Contracts	Value

Put Options
Acceleron Pharma, Inc.
Expiration: June, 2015, Exercise Price: $30.00	87	$10,440
Achillion Pharmaceuticals, Inc.
Expiration: July, 2015, Exercise Price: $8.00	250	4,375
AECOM
Expiration: June, 2015, Exercise Price: $27.50	62	1,860
Expiration: June, 2015, Exercise Price: $30.00	70	3,500
Agios Pharmaceuticals, Inc.
Expiration: June, 2015, Exercise Price: $105.00	15	1,950
Akorn, Inc.
Expiration: July, 2015, Exercise Price: $40.00	50	4,450
Alkermes PLC
Expiration: June, 2015, Exercise Price: $55.00	30	1,575
Altera Corp.
Expiration: June, 2015, Exercise Price: $38.00	107	3,210
Expiration: June, 2015, Exercise Price: $40.00	50	3,000
Ambarella, Inc.
Expiration: June, 2015, Exercise Price: $75.00	15	975
American Airlines Group, Inc.
Expiration: June, 2015, Exercise Price: $39.00	50	2,150
Expiration: June, 2015, Exercise Price: $40.50	160	9,120
Anacor Pharmaceuticals, Inc.
Expiration: July, 2015, Exercise Price: $45.00	83	11,869
Antero Resources Corp.
Expiration: June, 2015, Exercise Price: $35.00	150	6,750
Apollo Education Group, Inc.
Expiration: July, 2015, Exercise Price: $14.00	120	4,320
ARIAD Pharmaceuticals, Inc.
Expiration: June, 2015, Exercise Price: $8.00	140	700
Array BioPharma, Inc.
Expiration: June, 2015, Exercise Price: $6.00	415	4,150
Atwood Oceanics, Inc.
Expiration: June, 2015, Exercise Price: $30.00	26	2,080
Expiration: July, 2015, Exercise Price: $27.50	120	6,960
Avon Products, Inc.
Expiration: July, 2015, Exercise Price: $6.00	235	4,700
Axalta Coating Systems Ltd.
Expiration: June, 2015, Exercise Price: $30.00	122	2,440
Big Lots, Inc.
Expiration: June, 2015, Exercise Price: $40.00	42	672
BioMarin Pharmaceutical, Inc.
Expiration: July, 2015, Exercise Price: $110.00	35	6,825
Expiration: July, 2015, Exercise Price: $115.00	15	4,500

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2015

	Contracts	Value

Burlington Stores, Inc.
Expiration: June, 2015, Exercise Price: $50.00	75	$7,125
Caesars Entertainment Corp.
Expiration: July, 2015, Exercise Price: $8.00	200	10,200
California Resources Corp.
Expiration: June, 2015, Exercise Price: $7.00	150	1,500
Expiration: July, 2015, Exercise Price: $7.00	415	10,375
Carrizo Oil & Gas, Inc.
Expiration: June, 2015, Exercise Price: $45.00	30	1,500
Celldex Therapeutics, Inc.
Expiration: June, 2015, Exercise Price: $23.00	108	5,400
Cempra, Inc.
Expiration: June, 2015, Exercise Price: $30.00	40	800
Expiration: July, 2015, Exercise Price: $30.00	45	3,105
Chart Industries, Inc.
Expiration: June, 2015, Exercise Price: $30.00	87	4,350
Chesapeake Energy Corp.
Expiration: July, 2015, Exercise Price: $13.00	300	14,400
Chicago Bridge & Iron Co. NV
Expiration: June, 2015, Exercise Price: $50.00	50	4,500
Ciena Corp.
Expiration: June, 2015, Exercise Price: $20.00	56	504
Clovis Oncology, Inc.
Expiration: June, 2015, Exercise Price: $75.00	50	8,650
Cobalt International Energy, Inc.
Expiration: July, 2015, Exercise Price: $9.00	290	7,250
Community Health Systems, Inc.
Expiration: July, 2015, Exercise Price: $48.50	70	5,075
CONSOL Energy, Inc.
Expiration: June, 2015, Exercise Price: $27.00	138	8,280
Continental Resources, Inc.
Expiration: June, 2015, Exercise Price: $40.00	93	3,534
Expiration: July, 2015, Exercise Price: $40.00	35	3,675
Deckers Outdoor Corp.
Expiration: June, 2015, Exercise Price: $65.00	45	3,240
Denbury Resources, Inc.
Expiration: July, 2015, Exercise Price: $6.00	270	3,375
Diamond Offshore Drilling, Inc.
Expiration: June, 2015, Exercise Price: $29.25	77	6,699
Ebix, Inc.
Expiration: June, 2015, Exercise Price: $35.00	30	2,880
Endurance International Group Holdings, Inc.
Expiration: July, 2015, Exercise Price: $17.50	150	6,000
Ensco PLC
Expiration: June, 2015, Exercise Price: $22.00	240	9,600

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2015

	Contracts	Value

EP Energy Corp.
Expiration: July, 2015, Exercise Price: $10.00	325	$8,125
Esperion Therapeutics, Inc.
Expiration: July, 2015, Exercise Price: $90.00	30	10,200
Exterran Holdings, Inc.
Expiration: June, 2015, Exercise Price: $30.00	130	5,200
Finisar Corp.
Expiration: June, 2015, Exercise Price: $19.00	75	937
FMSA Holdings, Inc.
Expiration: June, 2015, Exercise Price: $7.50	350	5,250
Freeport-McMoRan, Inc.
Expiration: June, 2015, Exercise Price: $18.50	385	10,395
GameStop Corp.
Expiration: June, 2015, Exercise Price: $35.50	35	892
Genworth Financial, Inc.
Expiration: June, 2015, Exercise Price: $7.50	345	3,795
G-III Apparel Group Ltd.
Expiration: June, 2015, Exercise Price: $52.50	40	4,300
GoPro, Inc.
Expiration: June, 2015, Exercise Price: $48.00	35	1,312
Green Plains, Inc.
Expiration: June, 2015, Exercise Price: $27.00	10	150
Expiration: June, 2015, Exercise Price: $28.00	45	1,800
Groupon, Inc.
Expiration: June, 2015, Exercise Price: $6.00	110	605
Expiration: June, 2015, Exercise Price: $6.00	550	3,300
Guess? Inc.
Expiration: June, 2015, Exercise Price: $16.00	165	5,115
Guidewire Software, Inc.
Expiration: June, 2015, Exercise Price: $45.00	80	5,600
Gulfport Energy Corp.
Expiration: July, 2015, Exercise Price: $40.00	80	8,800
Halozyme Therapeutics, Inc.
Expiration: June, 2015, Exercise Price: $15.00	105	3,675
HCA Holdings, Inc.
Expiration: July, 2015, Exercise Price: $75.00	70	8,750
Herbalife Ltd.
Expiration: July, 2015, Exercise Price: $42.50	60	7,200
Hertz Global Holdings, Inc.
Expiration: June, 2015, Exercise Price: $18.00	70	875
Horizon Pharma PLC
Expiration: June, 2015, Exercise Price: $24.00	86	430
Expiration: June, 2015, Exercise Price: $28.00	33	825
Imperva, Inc.
Expiration: June, 2015, Exercise Price: $50.00	25	375

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2015

	Contracts	Value

Incyte Corp.
Expiration: June, 2015, Exercise Price: $90.00	11	$473
Expiration: June, 2015, Exercise Price: $95.00	45	3,600
Infoblox, Inc.
Expiration: June, 2015, Exercise Price: $22.50	165	1,650
Insys Therapeutics, Inc.
Expiration: June, 2015, Exercise Price: $50.00	32	1,440
Intercept Pharmaceuticals, Inc.
Expiration: June, 2015, Exercise Price: $225.00	4	1,180
Expiration: July, 2015, Exercise Price: $240.00	3	3,510
Intrexon Corp.
Expiration: July, 2015, Exercise Price: $35.00	75	6,750
InvenSense, Inc.
Expiration: June, 2015, Exercise Price: $13.00	100	1,000
Isis Pharmaceuticals, Inc.
Expiration: June, 2015, Exercise Price: $58.00	55	1,650
J.C. Penney Company, Inc.
Expiration: June, 2015, Exercise Price: $7.50	100	300
Expiration: June, 2015, Exercise Price: $8.00	200	2,000
JetBlue Airways Corp.
Expiration: June, 2015, Exercise Price: $18.00	240	2,640
Joy Global, Inc.
Expiration: June, 2015, Exercise Price: $36.50	101	5,504
King Digital Entertainment PLC
Expiration: June, 2015, Exercise Price: $13.50	55	687
Kite Pharma, Inc.
Expiration: June, 2015, Exercise Price: $40.00	37	370
Lannet Company, Inc.
Expiration: June, 2015, Exercise Price: $50.00	35	1,400
LendingClub Corp.
Expiration: July, 2015, Exercise Price: $17.00	200	7,800
Matador Resources Co.
Expiration: June, 2015, Exercise Price: $22.50	40	680
McDermott International, Inc.
Expiration: June, 2015, Exercise Price: $4.00	225	563
Expiration: July, 2015, Exercise Price: $4.00	400	2,000
Medicines Co.
Expiration: June, 2015, Exercise Price: $24.00	73	1,825
Merrimack Pharmaceuticals, Inc.
Expiration: July, 2015, Exercise Price: $10.00	110	3,300
Expiration: July, 2015, Exercise Price: $11.00	152	7,980
MGM Resorts International
Expiration: June, 2015, Exercise Price: $18.00	250	2,250
Micron Technology, Inc.
Expiration: July, 2015, Exercise Price: $26.00	250	15,500

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2015

	Contracts	Value

Nabors Industries Ltd.
Expiration: June, 2015, Exercise Price: $14.00	200	$5,400
Navistar International Corp.
Expiration: June, 2015, Exercise Price: $24.00	110	4,620
Neurocrine Biosciences, Inc.
Expiration: June, 2015, Exercise Price: $38.00	68	1,870
Newfield Exploration Co.
Expiration: June, 2015, Exercise Price: $33.00	60	900
NewLink Genetics Corp.
Expiration: July, 2015, Exercise Price: $36.00	60	4,200
Expiration: July, 2015, Exercise Price: $37.00	40	3,800
Noble Corp. PLC
Expiration: June, 2015, Exercise Price: $15.50	125	3,375
Expiration: June, 2015, Exercise Price: $16.00	142	2,272
Expiration: June, 2015, Exercise Price: $16.00	70	3,290
Nu Skin Enterprises, Inc.
Expiration: June, 2015, Exercise Price: $48.00	35	4,025
Ophthotech Corp.
Expiration: June, 2015, Exercise Price: $45.00	85	3,613
OPKO Health, Inc.
Expiration: June, 2015, Exercise Price: $16.00	260	4,420
Oxford Industries, Inc.
Expiration: June, 2015, Exercise Price: $70.00	35	3,500
Patterson-UTI Energy, Inc.
Expiration: June, 2015, Exercise Price: $19.00	90	3,600
PDC Energy, Inc.
Expiration: June, 2015, Exercise Price: $50.00	25	688
Pioneer Natural Resources Co.
Expiration: June, 2015, Exercise Price: $139.00	40	6,000
Post Holdings, Inc.
Expiration: June, 2015, Exercise Price: $40.00	100	10,000
Prothena Corp. PLC
Expiration: June, 2015, Exercise Price: $30.00	82	2,050
PTC Therapeutics, Inc.
Expiration: June, 2015, Exercise Price: $45.00	35	2,100
Qualys, Inc.
Expiration: June, 2015, Exercise Price: $35.00	42	840
Range Resources Corp.
Expiration: June, 2015, Exercise Price: $52.50	50	4,500
Receptos, Inc.
Expiration: June, 2015, Exercise Price: $135.00	7	700
Expiration: July, 2015, Exercise Price: $140.00	21	11,340
Relypsa, Inc.
Expiration: June, 2015, Exercise Price: $30.00	45	1,350

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2015

	Contracts	Value

Rite Aid Corp.
Expiration: July, 2015, Exercise Price: $8.00	620	$12,400
Rowan Companies PLC
Expiration: June, 2015, Exercise Price: $21.00	125	6,875
RPC, Inc.
Expiration: July, 2015, Exercise Price: $13.00	235	7,638
Scientific Games Corp.
Expiration: July, 2015, Exercise Price: $12.00	135	2,025
Seadrill Ltd.
Expiration: July, 2015, Exercise Price: $11.00	450	20,250
Sears Holdings Corp.
Expiration: June, 2015, Exercise Price: $33.00	25	575
Expiration: June, 2015, Exercise Price: $35.00	16	640
SM Energy Co.
Expiration: June, 2015, Exercise Price: $50.00	25	2,875
Expiration: July, 2015, Exercise Price: $45.00	30	2,925
Southwestern Energy Co.
Expiration: June, 2015, Exercise Price: $24.00	210	8,400
Splunk, Inc.
Expiration: June, 2015, Exercise Price: $58.50	32	1,120
Expiration: June, 2015, Exercise Price: $62.00	10	825
Tenet Healthcare Corp.
Expiration: July, 2015, Exercise Price: $43.00	35	1,838
Expiration: July, 2015, Exercise Price: $46.50	35	2,712
TESARO, Inc.
Expiration: June, 2015, Exercise Price: $50.00	35	2,450
Tetraphase Pharmaceuticals, Inc.
Expiration: June, 2015, Exercise Price: $35.00	42	735
Theravance, Inc.
Expiration: June, 2015, Exercise Price: $13.00	94	1,410
Tidewater, Inc.
Expiration: June, 2015, Exercise Price: $22.50	110	6,050
Transocean Ltd.
Expiration: June, 2015, Exercise Price: $17.00	310	10,230
Twitter, Inc.
Expiration: June, 2015, Exercise Price: $35.00	35	980
United Continental Holdings, Inc.
Expiration: June, 2015, Exercise Price: $50.00	177	10,266
United States Steel Corp.
Expiration: June, 2015, Exercise Price: $22.00	76	1,520
Universal Display Corp.
Expiration: June, 2015, Exercise Price: $49.00	35	1,488
VASCO Data Security International, Inc.
Expiration: June, 2015, Exercise Price: $25.00	65	3,575

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

May 31, 2015

	Contracts	Value

Veeva Systems, Inc.
Expiration: June, 2015, Exercise Price: $25.00	65	$1,625
Vertex Pharmaceuticals, Inc.
Expiration: June, 2015, Exercise Price: $114.00	17	1,275
Expiration: June, 2015, Exercise Price: $114.00	40	8,300
Expiration: June, 2015, Exercise Price: $117.00	14	1,750
Virgin America, Inc.
Expiration: June, 2015, Exercise Price: $25.00	32	320
WageWorks, Inc.
Expiration: June, 2015, Exercise Price: $40.00	67	4,355
Weatherford International PLC
Expiration: June, 2015, Exercise Price: $13.00	270	4,590
Whiting Petroleum Corp.
Expiration: June, 2015, Exercise Price: $31.00	82	5,166
WisdomTree Investments, Inc.
Expiration: June, 2015, Exercise Price: $18.00	100	2,000
Expiration: June, 2015, Exercise Price: $19.00	35	1,050
World Wrestling Entertainment, Inc.
Expiration: June, 2015, Exercise Price: $12.00	90	900
WPX Energy, Inc.
Expiration: June, 2015, Exercise Price: $12.50	135	5,400
ZIOPHARM Oncology, Inc.
Expiration: June, 2015, Exercise Price: $8.00	310	6,200
		649,732
Total Written Options (Premiums received $866,021)		$649,732

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SCHOONER FUNDS

Statements of Assets and Liabilities

May 31, 2015

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Assets
Investment, at value (cost $225,547,094 and $151,873)	$238,092,901	$122,700
Cash at custodian	4,011,774	39,405,806
Cash held at broker	—	1,232,850
Dividends and interest receivable	534,976	—
Receivable for investments sold	3,684,007	518,673
Receivables for Fund shares sold	209,079	12,862,226
Other Assets	17,640	22,623
Total Assets	246,550,377	54,164,878
Liabilities
Written options, at value
(premiums received $— and $866,021)	—	649,732
Payable for investments purchased	794,565	389,911
Payable to broker	228,270	—
Payable for Fund shares redeemed	920,785	—
Payable to affiliates	96,292	15,547
Payable to Advisor	260,620	21,283
Payable for distribution fees - Class A	16,780	—
Accrued expenses and other liabilities	30,625	31,835
Total Liabilities	2,347,937	1,108,308
Net Assets	$244,202,440	$53,056,570

Net assets consist of:
Paid-in capital	$232,259,061	$52,910,376
Accumulated undistributed net investment income (loss)	2,047,604	(40,922)
Accumulated net realized gain (loss)	(2,650,032)	—
Net unrealized appreciation (depreciation) on:
Investments and purchased options	12,545,807	(29,173)
Written options	—	216,289
Net Assets	$244,202,440	$53,056,570

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities (Continued)

May 31, 2015

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Class A Shares
Net Assets	$90,935,156	$—
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	3,691,031	—
Net asset value, offering price and
redemption price per share	$24.64	$—
Maximum offering price per share ($24.64/0.9525)(1)	$25.87	$—

Class I Shares
Net Assets	$153,267,284	$—
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	6,192,185	—
Net asset value, offering price and
redemption price per share	$24.75	$—

Institutional Class Shares
Net Assets	$—	$53,056,570
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	—	953,649
Net asset value, offering price and
redemption price per share	$—	$55.64

(1)	Reflects a maximum sales charge of 4.75%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Operations

For the Year/Period Ended May 31, 2015

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Investment Income
Dividend income	$7,933,420 (1)	$—
Interest income	124,875	—
Total Investment Income	8,058,295	—

Expenses
Investment Advisory fees	4,797,749	50,404
Distribution fees – Class A	414,486	—
Administration fees	361,911	19,972
Fund accounting fees	131,645	14,142
Transfer agent fees and expenses	125,355	11,236
Federal and state registration fees	64,047	7,202
Custody fees	56,454	2,544
Reports to shareholders	20,933	5,130
Interest and Broker expenses	19,773	—
Audit and tax fees	19,000	18,996
Legal fees	17,720	6,104
Chief Compliance Officer fees and expenses	11,997	4,512
Trustees’ fees and related expenses	5,245	4,410
Other expenses	17,831	2,826
Total Expenses	6,064,146	147,478
Expense waiver/reimbursement of expenses
by Advisor – (Note 4)	—	(87,397)
Net Expenses	6,064,146	60,081
Net Investment Income (Loss)	1,994,149	(60,081)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	5,000,149	610,990
Written options	6,651,319	43,465
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(29,263,318)	(29,173)
Written options	—	216,289
Net Realized and Unrealized
Gain (Loss) on Investments	(17,611,850)	841,571
Net Increase (Decrease) in
Net Assets from Operations	$(15,617,701)	$781,490

(1)	Net of $1,447 and $5 foreign dividend withholdings tax and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
From Operations
Net investment income	$1,994,149	$2,346,357
Net realized gain (loss) from:
Investments and purchased options	5,000,149	2,925,676
Written options	6,651,319	(282,298)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(29,263,318)	15,528,651
Net increase (decrease) in net assets
resulting from operations	(15,617,701)	20,518,386

From Distributions
Net investment income – Class A	(894,348)	(384,558)
Net investment income – Class I	(1,482,550)	(579,498)
Net decrease in net assets resulting
from distributions paid	(2,376,898)	(964,056)

From Capital Share Transactions
Proceeds from shares sold – Class A	40,737,997	111,369,963
Proceeds from shares sold – Class I	105,781,444	161,649,071
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	805,393	348,249
Net asset value of shares issued to shareholders in
payment of distributions declared – Class I	1,369,210	532,285
Payment for shares redeemed – Class A	(149,910,945)	(39,137,386)
Payment for shares redeemed – Class I	(167,032,407)	(40,517,004)
Net increase/(decrease) in net assets
from capital share transactions	(168,249,308)	194,245,178
Total Increase (Decrease) In Net Assets	(186,243,907)	213,799,508
Net Assets
Beginning of year	430,446,347	216,646,839
End of year	$244,202,440	$430,446,347
Accumulated Undistributed Net Investment Income	$2,047,604	$2,346,355

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Statement of Changes in Net Assets

Period Ended
May 31, 2015(1)
From Operations
Net investment loss	$(60,081)
Net realized gain from:
Investments and purchased options	610,990
Written options	43,465
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(29,173)
Written options	216,289
Net increase in net assets resulting from operations	781,490

From Distributions
Net investment income – Institutional Class	(627,921)
Net realized gain on investments – Institutional Class	(7,375)
Net decrease in net assets resulting from distributions paid	(635,296)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	53,357,282
Net asset value of shares issued to shareholders in payment
of distributions declared – Institutional Class	628,475
Payment for shares redeemed – Institutional Class	(1,075,381)
Net increase in net assets from capital share transactions	52,910,376
Total Increase In Net Assets	53,056,570
Net Assets
Beginning of period	—
End of period	$53,056,570
Accumulated Undistributed Net Investment (Loss)	$(40,922)

(1)	The Fund commenced operations on November 28, 2014.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Financial Highlights – Class A

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Net Asset Value, End of Period
Total return(2)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses
After waivers and reimbursement of expenses
Ratio of net investment income (loss) to average net assets:
Before waivers and reimbursements of expenses
After waivers and reimbursements of expenses
Portfolio turnover rate

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(3)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.71% and 1.71%, respectively, for the fiscal year ended May 31, 2015, 1.74% and 1.80%, respectively, for the fiscal year ended May 31, 2014, 1.84% and 1.96% respectively, for the fiscal year ended May 31, 2013, and 1.96% and 1.99%, respectively, for the fiscal year ended May 31, 2012.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout the Period

Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
May 31, 2015		May 31, 2014		May 31, 2013		May 31, 2012		May 31, 2011
$25.87		$24.35		$23.62		$23.11		$21.65

0.10		0.15		0.13		0.09		0.08
(1.20)		1.43		1.90		0.69		2.45
(1.10)		1.58		2.03		0.78		2.53

(0.13)		(0.06)		(0.01)		(0.09)		(0.04)
—		—		(1.29)		(0.18)		(1.03)
(0.13)		(0.06)		(1.30)		(0.27)		(1.07)
$24.64		$25.87		$24.35		$23.62		$23.11
(4.27)%		6.35%		9.31%		3.39%		11.81%

$90,935		$206,748		$123,824		$125,752		$49,209

1.72	%(3)	1.74	%(3)	1.84	%(3)	1.97	%(3)	2.31%
1.72	%(3)	1.79	%(3)	1.96	%(3)	2.00	%(3)	2.00%

0.38%		0.65%		0.67%		0.40%		0.04%
0.38%		0.60%		0.55%		0.37%		0.35%
99.50%		114.36%		112.43%		92.02%		179.08%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Class I

Per Share Data for a Share Outstanding Throughout the Period

	Year Ended	Year Ended	Period Ended
	May 31, 2015	May 31, 2014	May 31, 2013(1)
Net Asset Value,
Beginning of Period	$25.96	$24.41	$23.71

Income from investment operations:
Net investment income(2)	0.16	0.23	0.20
Net realized and unrealized
gains on investments	(1.21)	1.43	1.82
Total from investment operations	(1.05)	1.66	2.02

Less distributions paid:
From net investment income	(0.16)	(0.11)	(0.03)
From net realized gain
on investments	—	—	(1.29)
Total distributions paid	(0.16)	(0.11)	(1.32)
Net Asset Value, End of Period	$24.75	$25.96	$24.41
Total return(3)	(4.05)%	6.67%	9.30	%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$153,267	$223,699	$92,823
Ratio of expenses to average net assets:
Before waivers and
reimbursement of expenses(6)	1.47%	1.49%	1.59	%(5)
After waivers and
reimbursement of expenses(6)	1.47%	1.49%	1.59	%(5)
Ratio of net investment income
to average net assets:
Before waivers and
reimbursements of expenses	0.62%	0.90%	0.91	%(5)
After waivers and
reimbursements of expenses	0.62%	0.90%	0.91	%(5)
Portfolio turnover rate	99.50%	114.36%	112.43	%(4)

(1)	The Class I shares commenced operations on June 22, 2012.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.47% and 1.47%, respectively, for the fiscal year ended May 31, 2015, 1.49% and 1.49%, respectively, for the fiscal year ended May 31, 2014, and 1.59% and 1.59%, respectively, for the period ended May 31, 2013.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Financial Highlights – Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended
	May 31, 2015(1)
Net Asset Value, Beginning of Period	$50.00

Income from investment operations:
Net investment income(2)	(0.41)
Net realized and unrealized gains on investments	9.34
Total from investment operations	8.93

Less distributions paid:
From net investment income	(2.76)
From net realized gain on investments	(0.53)
Total distributions paid	(3.29)
Net Asset Value, End of Period	$55.64
Total return(3)	18.20	%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$53,057
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses	3.66	%(5)
After waivers and reimbursement of expenses	1.49	%(5)
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses	(3.66	)%(5)
After waivers and reimbursements of expenses	(1.49	)%(5)
Portfolio turnover rate	N/A	(6)

(1)	The Institutional Class shares commenced operations on November 28, 2014.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The Fund does not hold any long term investments, therefore, a turnover rate is not applicable.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS
Notes to Financial Statements
May 31, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Schooner Fund and Schooner Hedged Alternative Income Fund (each a, “Fund” and together, the “Funds”) each represent a distinct diversified and non-diversified series, respectively, with its own investment objectives and policies within the Trust.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the Funds in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Schooner Fund’s Class A shares became effective and commenced operations on August 29, 2008.  Effective June 22, 2012, the Schooner Fund began offering Class I shares.  Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases, as set forth in the Schooner Fund’s prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution fee. The Schooner Hedged Alternative Income Fund became effective and commenced operations on, November 28, 2014 for the Institutional Class shares. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. The investment objective of the Schooner Fund is long-term capital appreciation with the generation of moderate current income.  The investment objective of the Schooner Hedged Alternative Income Fund is long term capital appreciation through the generation of income using strategies that have minimal correlation with traditional fixed income markets.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

The Funds’ securities, including common stocks and convertible preferred stocks, that are primarily traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such day, the security is

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

valued at the mean between the bid and asked prices on such day.  OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Funds’ Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2 (described below).  Fixed income securities including corporate bonds and convertible bonds are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2.  Fixed income securities purchased on a delayed-delivery basis are typically marked-to-market daily until settlement at the forward settlement date.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of 60 days or less are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2015, in valuing the Funds’ investments carried at fair value:

Schooner Fund

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$235,124,729	$—	$—	$235,124,729
Real Estate
Investment Trusts	475,000	—	—	475,000
Purchased Options	2,493,172	—	—	2,493,172
Total Assets	$238,092,901	$—	$—	$238,092,901

Schooner Hedged Alternative Income Fund

	Level 1	Level 2	Level 3	Total
Assets(1):
Purchased Options	$122,700	$—	$—	$122,700
Total Assets	$122,700	$—	$—	$122,700
Liabilities:
Written Options	$649,732	$—	$—	$649,732
Total Liabilities	$649,732	$—	$—	$649,732

(1)	See the Schedule of Investments for industry classifications.

The Funds did not invest in any Level 3 investments during the period ended May 31, 2015. During the period ended May 31, 2015, there were no transfers between levels for the Funds. It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

(b)	Derivative Instruments

The Funds invested in derivative instruments such as purchased and written options during the period.

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of May 31, 2015 was as follows:

Schooner Fund

Derivatives
not accounted
for as hedging	Asset		Liability
instruments	Derivative	Value	Derivative	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$2,493,172	at value	$—
Total		$2,493,172		$—

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$(46,024,940)	$6,651,319	$(39,373,621)
Total	$(46,024,940)	$6,651,319	$(39,373,621)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$(663,860)	$—	$(663,860)
Total	$(663,860)	$—	$(663,860)

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of May 31, 2015 was as follows:

Schooner Hedged Alternative Income Fund

Derivatives
not accounted
for as hedging	Asset		Liability
instruments	Derivative	Value	Derivative	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$122,700	at value	$649,732
Total		$122,700		$649,732

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

The effect of derivative instruments on the Statements of Operations for the period ended May 31, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$603,999	$43,465	$647,464
Total	$603,999	$43,465	$647,464

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$(29,173)	$216,289	$187,116
Total	$(29,173)	$216,289	$187,116

Options

GAAP requires enhanced disclosures about the Funds’ derivative activities, including how such activities are accounted for and their effect on the Funds’ financial position and results of operations.

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds enter into written call options to hedge against changes in the value of equities. The Funds’ option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Funds to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Funds may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Funds enter into written put options to hedge against changes in the value of purchased put options.

The Funds may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Funds have the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the written option.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from written options.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Funds will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Funds have a realized gain or loss.

Neither Fund had transactions in call options written for the year/period ended May 31, 2015.

Schooner Fund
Transactions in put options written during the year ended May 31, 2015 for the Fund were as follows:

		Total
Put Options	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	134,350	10,277,512
Options terminated	(134,350)	(10,277,512)
Outstanding, end of period	—	$—

Transactions in purchased options during the year ended May 31, 2015 for the Fund were as follows:

Contracts
Outstanding, beginning of year	30,500
Options purchased	2,941,608
Options sold	(2,859,905)
Options expired	(58,631)
Outstanding, end of period	53,572

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

Schooner Hedged Alternative Income Fund
Transactions in put options written during the period ended May 31, 2015 for the Fund were as follows:

		Total
Put Options	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	42,967	2,082,072
Options terminated	(18,448)	(944,487)
Options expired	(6,783)	(271,564)
Outstanding, end of period	17,736	$866,021

Transactions in purchased options during the period ended May 31, 2015 for the Fund were as follows:

Contracts
Outstanding, beginning of year	—
Options purchased	252,465
Options sold	(248,745)
Options expired	(1,670)
Outstanding, end of period	2,050

(c)	Federal Income Taxes

Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the period ended May 31, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2011.

(d)	Distributions to Shareholders

The Schooner Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. The Schooner Hedged Alternative Income Fund will make distributions of income dividends, if any, and any net short-term capital gains to shareholders on a monthly basis. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund and class, rounded to the nearest cent. The Funds and class shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Funds. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Schooner Fund’s Class A shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Schooner Fund determines the gain or loss from investment transactions using the first in – first out (“FIFO”) method by comparing the original cost of the security lot sold with the net sale proceeds. The Schooner Hedged Alternative Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

(3)	Federal Tax Matters

The tax character of distributions paid to the Funds’ shareholders is as follows:

Schooner Fund	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2015	$2,376,898	$—
Year ended May 31, 2014	$964,056	$—

Schooner Hedged
Alternative Income Fund	Ordinary Income	Long-Term Capital Gains
Period ended May 31, 2015	$635,296	$—

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2014 and May 31, 2015.

As of May 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Cost basis of investments for
federal income tax purposes	$226,271,724	$151,873
Gross tax unrealized appreciation	$22,576,474	$—
Gross tax unrealized depreciation	(10,755,297)	(29,173)
Net tax unrealized appreciation	11,821,177	(29,173)
Undistributed ordinary income	2,047,604	—
Undistributed long-term capital gain	—	—

Total distributable earnings	2,047,604	—
Other accumulated gain/(loss)	(1,925,402)	175,367
Total accumulated earnings/(loss)	$11,943,379	$146,194

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, straddle adjustments, and contingent payment debt instruments.

At May 31, 2015, the Schooner Hedged Alternative Income Fund deferred, on a tax basis, late year losses of $40,922.  The Fund also included unrealized gains from written options of $216,289 in other accumulated gain/(loss).

At May 31, 2015, the Schooner Fund had tax basis capital losses which may be carried forward to offset future short term capital gains indefinitely in the amount of $1,925,402.  To the extent that the Funds may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended May 31, 2015, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Accumulated Undistributed Net Investment Income	$83,998	$647,080
Accumulated Undistributed Net Realized Gain/(Loss)	(84,000)	(647,080)
Paid-In Capital	2	—

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 1.25% of the Funds’ average daily net assets. The Advisor has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, dividends or interest expenses on short positions, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) do not exceed 1.99%, 1.74% and 1.49% (the “Expense Limitation Caps”) of the average daily net assets of the Schooner Fund’s Class A and Class I shares and the Schooner Hedged Alternative Income Fund’s Institutional Class shares, respectively.

The Expense Limitation Caps are in effect through at least September 28, 2024 and November 25, 2024 for the Schooner Fund and Schooner Hedged Alternative Income Fund, respectively, and subject to approval by the Advisor and Board of Trustees thereafter. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. For the year ended May 31, 2015, the Schooner Fund did not waive any expenses.

The following table shows the remaining waived or reimbursed expenses for the Schooner Hedged Alternative Income Fund subject to potential recovery expiring by:

May 31, 2018	$87,397

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Schooner Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

daily net assets for the Fund’s Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor earned fees of $414,486 from Class A shares during the year ended May 31, 2015.  At May 31, 2015, the Distributor was owed fees of $16,780 for Class A shares.  The Schooner Hedged Alternative Income Fund has not implemented the plan.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the year/period ended May 31, 2015, and owed as of May 31, 2015, are as follows:

	Incurred	Owed
Schooner Fund	$361,911	$46,286
Schooner Hedged Alternative Income Fund	$19,972	$5,065

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the year/period ended May 31, 2015, and owed as of May 31, 2015, are as follows:

Fund Accounting	Incurred	Owed
Schooner Fund	$131,645	$20,103
Schooner Hedged Alternative Income Fund	$14,142	$4,779

Transfer Agency	Incurred	Owed
Schooner Fund	$125,355	$19,157
Schooner Hedged Alternative Income Fund	$11,236	$3,349

Custody	Incurred	Owed
Schooner Fund	$56,454	$8,750
Schooner Hedged Alternative Income Fund	$2,544	$842

The Schooner Fund has a line of credit with US Bank. The Schooner Hedged Alternative Income Fund does not have a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year/period ended May 31, 2015, and owed as of May 31, 2015, are as follows:

	Incurred	Owed
Schooner Fund	$11,997	$1,996
Schooner Hedged Alternative Income Fund	$4,512	$1,512

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
Schooner Fund – Class A Shares	May 31, 2015	May 31, 2014
Shares sold	1,581,873	4,456,939
Shares issued in reinvestment of distributions	31,559	13,787
Shares redeemed	(5,914,428)	(1,562,853)
Net increase (decrease)	(4,300,996)	2,907,873

	Year Ended	Year Ended
Schooner Fund – Class I Shares	May 31, 2015	May 31, 2014
Shares sold	4,106,953	6,413,041
Shares issued in reinvestment of distributions	53,464	21,022
Shares redeemed	(6,585,899)	(1,618,766)
Net increase (decrease)	(2,425,482)	4,815,297

Period Ended
Schooner Hedged Alternative Income Fund – Institutional Class	May 31, 2015(1)
Shares sold	961,519
Shares issued in reinvestment of distributions	11,372
Shares redeemed	(19,242)
Net increase	953,649

(1)	The Institutional Class Shares commenced operations on November 28, 2014.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Funds for the year ended May 31, 2015 are summarized below.  There were no purchases or sales of U.S. Government securities for the Funds.

		Schooner
		Hedged
		Alternative
	Schooner Fund	Income Fund*
Purchases	$367,702,244	$450,000
Sales	$580,676,362	$456,991

*	The cost of purchases and proceeds from sales of securities related to exercised written put options.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
May 31, 2015

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Funds, under Section 2(a)(9) of the 1940 Act. At May 31, 2015, Charles Schwab & Co., Inc., for the benefit of others, held 53.51% and 44.12% of the Schooner Fund’s outstanding Class A and Class I shares, respectively.  At May 31, 2015, National Financial Services, LLC, for the benefit of others, held 28.05% and 40.94% of the Schooner Fund’s Class A and Class I shares, respectively. At May 31, 2015, National Financial Services, LLC, for the benefit of others, held 67.21% of the Schooner Hedged Alternative Income Fund’s outstanding Institutional Class shares.

(10)	Line of Credit

At May 31, 2015, the Schooner Fund had a line of credit in the amount of the lessor of $40,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 13, 2015.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% (as of May 31, 2015). The credit facility is with the Fund’s custodian, US Bank.  The following table provides information regarding usage of the line of credit for the year ended May 31, 2015. There was no outstanding balance on the line of credit as of May 31, 2015.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Schooner Fund	67	$3,045,821	$18,423	$10,667,000	1/26/2015

*	Interest expense is included within other expenses on the Statements of Operations.

(11)	Subsequent Event

On June 25, 2015 the Schooner Hedged Alternative Income Fund declared and paid a distribution of $825,341 to the Institutional Class shareholders of record on June 24, 2015.

On July 27, 2015 the Schooner Hedged Alternative Income Fund declared and paid a distribution of $777,657 to the Institutional Class shareholders of record on July 24, 2015.

(12)	Recent Accounting Pronouncement

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.”  ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The guidance is effective for the fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schooner Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of Schooner Funds (the “Funds”), comprising Schooner Fund and Schooner Hedged Alternative Income Fund, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for Schooner Fund, and the related statements of operations, changes in net assets and financial highlights for the period November 28, 2014 (commencement of operations) through May 31, 2015 for Schooner Hedged Alternative Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Schooner Funds as of May 31, 2015, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 29, 2015

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the (“Board”) “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 28, 2014 to consider the initial approval of an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Schooner Hedged Alternative Income Fund (the “Fund”), a series of the Trust, and Schooner Investment Group, LLC, the Fund’s investment adviser (“Schooner”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement, including a memorandum provided by the Fund’s legal counsel, which outlined the Trustees’ responsibilities in considering the investment advisory agreement.  The Trustees also reviewed and discussed the Form ADV for Schooner, as well as a summary of a due diligence questionnaire completed by Schooner.  The Trustees also considered other matters, including, but not limited to, the following: (1) the nature, extent and quality of services that would be provided to the Fund by Schooner; (2) the investment performance of Schooner; (3) the cost of services provided and profits realized by Schooner from its management of the Fund; (4) the extent to which the economies of scale would be realized as the Fund grows and whether the management fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Schooner resulting from services rendered to the Fund.  The Trustees also considered information provided by Schooner prior to the October 28, 2014 meeting relating to Schooner’s code of ethics and compliance and control procedures and objectives with respect to providing investment advisory services to the Fund.

The Board also noted that Mr. Gregory Levinson, President of Schooner, had attended the Board’s regular meeting on April 29, 2014 to report on the performance, marketing, compliance and operations of Schooner.  The Board further noted it had approved the preliminary registration statement for the Fund at the regular meeting of the Board held on August 13, 2014, at which time the Trustees were provided with information concerning the Fund’s investment objective and strategies which would be applied by Schooner to select and manage investments for the Fund.

In considering approval of the Agreement, the Trustees also reviewed the Trust’s post-effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund.  Based on its evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

DISCUSSION OF FACTORS CONSIDERED

In considering the approval of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by Schooner to the Fund and the amount of time that would be devoted by Schooner’s staff to the Fund’s operations.  The Trustees considered Schooner’s specific

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of key personnel at Schooner who would be involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of Schooner’s compliance program as previously reviewed at other meetings of the Board and commitment to the growth of Fund assets based upon information provided by Schooner in response to the due diligence questionnaire, as well as other information provided by Schooner, which were included in the meeting materials.  The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of Schooner.  The Trustees were assured by the Trust’s Chief Compliance Officer that Schooner’s policies and procedures and compliance program continued to be compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended.  The Trustees concluded that Schooner had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE ADVISER

In assessing the portfolio management services to be provided by Schooner, the Trustees reviewed the investment management experience of Gregory R. Levinson, Anthony B. Fusco and Morgan Avitabile, who would serve as the Fund’s portfolio managers.  After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from Schooner’s management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees then considered the cost of services and the structure of the Fund’s proposed management fee, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed statistical information and other materials provided in the meeting materials, including the comparative expenses, expense components and peer group selection.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of market neutral funds, as compiled by Morningstar, which had been included in the meeting materials.  The Board considered the Fund’s proposed management fee of 1.25%, noting that the fee fell into the third quartile for its peer group, above the peer group average fee of 1.07%, which also fell in the third quartile.  The Board further noted that Schooner had agreed to waive its management fees and/or reimburse fund expenses for an indefinite, and at least ten-year, period, so that total annual fund operating expenses do not exceed 1.49% of the Fund’s average daily net assets.  The proposed limit on annual fund operating expenses put the Fund’s net expense ratio into the second quartile, slightly above the peer group average of 1.47%, which is net of any applicable Rule 12b-1 fees, and also fell in the second quartile.  The Trustees also considered the overall profitability of Schooner that may result from its management of the Fund, reviewing Schooner’s pro forma profitability analysis for the Fund, and noting that Schooner may need to subsidize the Fund’s operations during the initial start-up period.  The Trustees also examined the level of profits that could be expected to accrue to Schooner from the fees payable under the Agreement with respect to the Fund.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees concluded that the Fund’s expenses and the fees to be paid to Schooner were fair and reasonable in light of the comparative expense and management fee information and the investment management services to be provided to the Fund by Schooner.  The Trustees further concluded that Schooner’s profit from sponsoring the Fund would not be excessive and would enable Schooner to maintain adequate profit levels to support its provision of advisory services to the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the proposed management fees and the Fund’s expenses.  With respect to Schooner’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Schooner from its association with the Fund.  The Trustees concluded that the benefits Schooner may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the approval of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement as being in the best interests of the Fund and its shareholders.

SCHOONER FUNDS
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUNDS
Additional Information
(Unaudited)

Tax Information

For the year ended May 31, 2015, the Schooner Fund and the Schooner Hedged Alternative Income Fund designated 100.00% and 0.00%, respectively, of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2015, 100.00% and 0.00%, of dividends paid from net ordinary income for the Schooner Fund and the Schooner Hedged Alternative Income Fund, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2015, the Schooner Fund and the Schooner Hedged Alternative Income Fund designated 0.00% and 0.01%, respectively, of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
three portfolios).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
three portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired	38	Independent
615 E. Michigan St.		Term; Since	(2011–present);		Manager,
Milwaukee, WI 53202		October 23,	Managing Director,		Ramius IDF
Age: 71		2009	Chief Administrative		fund complex
			Officer (“CAO”) and		(two closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 53		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
three portfolios).

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator, U.S.
Milwaukee, WI 53202	Treasurer	January 24,	Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Anita M. Zagrodrik	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	July 1,	U.S. Bancorp
Age: 55	Compliance	2014	Fund Services,
	Officer and		LLC (January
	Anti-Money		2014–present);
	Laundering		Senior Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President Ariel
Investments LLC
(2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 866-724-5997. A description of these policies and procedures is also included in each Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of a holdings with the SEC four times each fiscal year at quarter-ends. The Funds file a schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

SCHOONER FUNDS

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 9, 2012.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/15(1)	FYE 5/31/14(2)
Audit Fees	$31,000	$15,500
Audit-Related Fees	$0	$0
Tax Fees	$7,000	$3,500
All Other Fees	$0	$0

(1)  Cost related to the Schooner Fund & Schooner Hedged Alternative Income Fund.
(2)  Cost related to the Schooner Fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/15	FYE 5/31/14
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/15	FYE 5/31/14
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date      August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date      August 5, 2015

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date      August 5, 2015